SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C Section 1350, the undersigned officer of Neuberger Berman Intermediate Municipal Fund Inc. (the "Fund"), hereby certifies, to the best of his or her knowledge, that the Fund's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: July 7, 2003


                                        /s/ Peter E. Sundman
                                        ----------------------------------------
                                        Peter E. Sundman
                                        Chief Executive Officer
                                        Neuberger Berman Intermediate Municipal
                                        Fund Inc.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Fund and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C Section 1350, the undersigned officer of Neuberger Berman Intermediate Municipal Fund Inc. (the "Fund"), hereby certifies, to the best of his or her knowledge, that the Fund's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: July 7, 2003



                                        /s/ Barbara Munios
                                        ----------------------------------------
                                        Barbara Munios
                                        Treasurer
                                        Neuberger Berman Intermediate Municipal
                                        Fund Inc.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Fund and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.